Provisions and Contingencies	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and Contingencies
17	Provisions and Contingencies
Provisions

(in millions)	December 31, 2022	December 31, 2021
Obligations from onerous CMO contracts	€235.5	€—
Legal proceedings	0.1	177.9
Other	140.2	117.2

Total	€375.8	€295.1

Total current	367.2	110.2
Total non-current	8.6	184.9

A
s
 of December 31, 2022, our current provisions included €
235.5
 million (nil as of December 31, 2021) of obligations for production capacities derived from contracts with Contract Manufacturing Organizations, or CMOs, that became redundant as a direct result of the introduction of a new
COVID-19
vaccine formulation, the switch from the BNT162b2 vaccine to an Omicron-adapted bivalent vaccine and due to increased internal manufacturing capacities during the year ended December 31, 2022. The related expenses were recognized in cost of sales in our consolidated statements of profit or loss. The change of €
235.5
 million compared to the previous period related to additions.
Provisions for legal proceedings mainly related to purported obligations arising out of certain contractual disputes unrelated to the below mentioned patent proceedings (€
177.9
million as of December 31, 2021), were mainly released due to the favorable outcome of such proceeding received in March 2023 and treated as an adjusting event (as of September 30, 2022 our provisions for legal proceedings amounted to €
359.1
million).
As of December 31, 2022, our current provisions included
€
140.2

million in other obligations mainly comprising inventor remunerations as well as customs and duties (
€
117.2

million as of December 31, 2021, mainly comprising inventor remunerations as well as customs and duties). The change o
f
€
23.0

million compared to the previous period related mainly to additions.
Contingencies
Our contingencies include, but are not limited to, intellectual property disputes and product liability and other product-related litigation. From time to time, in the normal course and conduct of our business, we may be involved in discussions with third parties about considering, for example, the use and/or remuneration for use of such third party’s intellectual property. As of December 31, 2022, none of such intellectual property-related considerations that we have been notified of and for which potential claims could be brought against us or our subsidiaries in the future, fulfill the criteria for recording a provision. We are subject to an increasing number of product liability claims. Such claims often involve highly complex issues related to medical causation, correctness and completeness of product information (Summary of Product Characteristics/package leaflet) as well as label warnings and reliance thereon, scientific evidence and findings, actual and provable injury, and other matters. These complexities vary from matter to matter. As of December 31, 2022, none of these claims fulfill the criteria for recording a provision. Substantially all of our contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss. Our assessments, which result from a complex series of judgments about future events and uncertainties, are based on estimates and assumptions that have been deemed reasonable by management, but that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. We currently do not believe that any of these matters will have a material adverse effect on our financial position, and will continue to monitor the status of these and other claims that may arise. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of matters, which could have a material adverse effect on our results of operations and/or our cash flows in the period in which the amounts are accrued or paid. We will continue to evaluate whether, if circumstances were to change in the future, the recording of a provision may be needed and whether potential indemnification entitlements exist against any such claim.
Certain pending matters to which we are a party are discussed below.
Alnylam Proceedings
In March 2022, Alnylam Pharmaceuticals, Inc., or Alnylam, filed a lawsuit against Pfizer and Pharmacia & Upjohn Co. LLC in the U.S. District Court for the District of Delaware alleging that an existing patent owned by Alnylam, U.S. Patent No. 11,246,933, or the ‘933 Patent, is infringed by the cationic lipid used in
Comirnaty
, and seeking monetary relief, which is not specified in their filings. We filed a counterclaim to become party to the Alnylam proceeding, and in June 2022, Alnylam added to its claims allegations that we induced infringement of the ‘933 Patent. Additionally, in July 2022, Alnylam filed a lawsuit against us, our wholly owned subsidiary, BioNTech Manufacturing GmbH, Pfizer and Pharmacia & Upjohn Co. LLC in the U.S. District Court for the District of Delaware alleging that we also induced infringement of a newly issued patent, U.S. Patent No. 11,382,979, or the ‘979 Patent, which is a continuation of the ‘933 Patent. The two lawsuits were consolidated on July 28, 2022 and are currently pending.
We believe we have strong defenses against the allegations claimed relative to each of the patents and intend to vigorously defend ourselves in the proceedings mentioned above. However, our analysis of Alnylam’s claims is ongoing and complex, and we believe the outcome of the suit remains substantially uncertain. Taking into account discussions with our external lawyers, we do not consider the probability of an outflow of resources to be sufficient to recognize a provision at the balance sheet date. In our opinion, these matters constitute contingent liabilities as of the balance sheet date. However, it is currently impractical for us to estimate with sufficient reliability the respective contingent liabilities.
CureVac Proceedings
In July 2022, CureVac AG, or CureVac, filed a lawsuit against us and our wholly owned subsidiaries, BioNTech Manufacturing GmbH and BioNTech Manufacturing Marburg GmbH, in the Düsseldorf Regional Court, alleging
Comirnaty
’s infringement of one European patent, EP1857122B1, or the EP’122 Patent, and three Utility Models DE202015009961U1, DE202015009974U1, and DE202021003575U1. Later in July 2022, we and Pfizer filed a complaint for a declaratory judgment in the U.S. District Court for the District of Massachusetts, seeking a judgment of non-infringement
by
Comirnaty
of U.S. Patent Nos. 11,135,312, 11,149,278 and 11,241,493. In August 2022, CureVac added European Patent EP3708668B1, or the EP’668 Patent, to its German lawsuit. In September 2022, we and Pfizer filed a declaration of non-infringement
and revocation action against the EP’122 Patent and the EP’668 Patent in the Business and Property Courts of England and Wales. In addition, we filed a nullity action in the Federal Patent Court of Germany seeking a declaration that the EP’122 Patent is invalid. Lastly, on November 11, 2022, we filed cancellation actions seeking the cancellation of the three German Utility Models in the German Patent and Trademark Office. All of the proceedings are currently pending.
We believe we have strong defenses against the allegations claimed relative to each of the patents and utility models and intend to vigorously defend ourselves in the proceedings mentioned above. However, our analysis of CureVac’s claims is ongoing and complex, and we believe the outcome of the suit remains substantially uncertain. Taking into account discussions with our external lawyers, we do not consider the probability of an outflow of resources to be sufficient to recognize a provision at the balance sheet date. In our opinion, these matters constitute contingent liabilities as of the balance sheet date. However, it is currently impractical for us to estimate with sufficient reliability the respective contingent liabilities.
Moderna Proceedings
In August 2022, ModernaTX, Inc., or Moderna, filed three patent infringement lawsuits against us and Pfizer related to
Comirnaty
. Moderna filed a lawsuit against us and Pfizer and our wholly owned subsidiaries, BioNTech Manufacturing GmbH, BioNTech Europe GmbH and BioNTech Manufacturing Marburg GmbH, Pfizer Manufacturing Belgium NV, Pfizer Ireland Pharmaceuticals and Pfizer Inc. in the Düsseldorf Regional Court alleging
Comirnaty
’s infringement of two European Patents, 3590949B1, or the EP’949 Patent and 3718565B1, or the EP’565 Patent. Moderna filed a second lawsuit asserting infringement of the EP’949 Patent and EP’565 Patent against us and our wholly owned subsidiaries, BioNTech Manufacturing GmbH, BioNTech Europe GmbH and BioNTech Manufacturing Marburg GmbH, Pfizer Limited, Pfizer Manufacturing Belgium NV and Pfizer Inc. in the Business and Property Courts of England and Wales. Additionally, Moderna filed a lawsuit in the United States District Court for the District of Massachusetts against us and our wholly owned subsidiaries BioNTech Manufacturing GmbH and BioNTech US Inc. and Pfizer Inc. alleging infringement of U.S. Patent Nos.
10,898,574
,
10,702,600
and
10,933,127
and seeking monetary relief, which was not specified in the filings. In September 2022, we and Pfizer filed a revocation action in the Business and Property Courts of England and Wales requesting revocation of the EP’949 Patent and EP’565 Patent. Later in September 2022, Moderna filed a lawsuit against us and our wholly owned subsidiary BioNTech Manufacturing GmbH and Pfizer B.V., Pfizer Export B.V., C.P. Pharmaceuticals International C.V. and Pfizer Inc. in the District Court of The Hague alleging
Comirnaty
’s infringement of the EP ‘949 Patent and EP’565 Patent. All of the proceedings are currently pending.
We believe we have strong defenses against the allegations claimed relative to each of the patents and intend to vigorously defend ourselves in the proceedings mentioned above. However, our analysis of Moderna’s claims is ongoing and complex, and we believe the outcome of the suit remains substantially uncertain. Taking into account discussions with our external lawyers, we do not consider the probability of an outflow of resources to be sufficient to recognize a provision at the balance sheet date. In our opinion, these matters constitute contingent liabilities as of the balance sheet date. However, it is currently impractical for us to estimate with sufficient reliability the respective contingent liabilities.